                                                                    EXHIBIT 99.5

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1996-A


     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the "Pooling and Servicing Agreement"), among First USA Bank, NA, (First USA"), as Transferor and Servicer, First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the February 15, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the January, 2000, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)   Information Regarding Distributions to
     the Class A Certificateholders, per
     $1,000 original certificate principal amount.

     (1)  The total amount of the
     distribution to Class A
     Certificateholders, per $1,000
     original certificate principal amount                         $   4.6219444

     (2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                  $   4.6219444

     (3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                  $   0.0000000

B)   Class A Investor Charge Offs and
     Reimbursement of Charge Offs

     (1)  The amount of Class A Investor
     Charge Offs                                                   $   0.0000000

     (2)  The amount of Class A Investor
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                              $   0.0000000

     (3)  The total amount reimbursed in
     respect of Class A Investor Charge Offs                       $   0.0000000

     (4)  The amount set forth in
     paragraph 3 above, per $1,000
     original certificate principal amount                         $   0.0000000

     (5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                             $   0.0000000


C)   Information Regarding Distributions to
     the Class B Certificateholders, per
     $1,000 original certificate principal amount.

     (1)  The total amount of the
     distribution to Class B
     Certificatedholders, per $1,000
     original certificate principal amount                         $   4.7969446

     (2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                  $   4.7969446

     (3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                  $   0.0000000

D)   Class B Investor Charge Offs and
     Reimbursement of Charge Offs

     (1)  The amount of Class B Investor
     Charge Offs                                                  $    0.0000000

     (2)  The amount of Class B Investor
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                             $    0.0000000

     (3)  The total amount reimbursed in
     respect of Class B Investor Charge Offs                      $    0.0000000

     (4)  The amount set forth in paragraph 3
     above, per $1,000 original
     certificate principal amount                                 $    0.0000000

     (5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution                                                 $    0.0000000



                              First USA Bank, NA,
                              as Servicer


                              By /s/ Tracie Klein
                                 ----------------------------
                                     Tracie H. Klein
                                     First Vice President